Prospectus supplement dated August 3, 2016
to the following prospectus(es):
NLAIC Annuity prospectus dated May 1, 2001
Citibank Annuity prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following fund is changed to Neuberger Berman Investment Advisers LLC:
•	Neuberger Berman Advisers Management Trust – Mid-Cap Growth Portfolio
GWP-0640